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                                                                    EXHIBIT 23.6



                          CONSENT TO BE IDENTIFIED AS A
                                PROPOSED DIRECTOR



         I, Tony D. Whitaker, hereby consent to being identified as a proposed director of Kentucky First Bancorp (the "Company") in the Company's prospectus to be included in the Company's Registration Statement on Form S-1.




                                                By: /s/ Tony D. Whitaker
                                                   ----------------------



Dated: September 7, 2004